UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 30, 2015

Elbit Imaging Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel
(State of Incorporation)

000-28996 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

5 Kinneret Street, Bnei-Brak, Israel (Address of Principal Executive Offices)	64239 (Zip Code)

+972-3-608-6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXHIBIT 99.1 OF THIS REPORT ON FORM 8-K IS HEREBY INCORPORATED BY REFERENCE INTO ELBIT IMAGING LTD.’S REGISTRATION STATEMENT ON FORM F-3 (REGISTRATION STATEMENT NO. 333-172122) AND REGISTRATION STATEMENTS ON FORM S-8 (REGISTRATION STATEMENTS NOS. 333-117509, 333-130852, 333-136684 AND 333-152820), AND TO BE A PART THEREOF FROM THE DATE ON WHICH THIS REPORT IS SUBMITTED, TO THE EXTENT NOT SUPERSEDED BY DOCUMENTS OR REPORTS SUBSEQUENTLY FILED OR FURNISHED.

CONTENTS

This Report on Form 8-K of Elbit consists of the following documents, which are attached hereto and incorporated by reference herein:

Item 9.01                      Financial Statements and Exhibits.

Signatures

Exhibit Index

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements as of December 31, 2014 and 2013 and for each of the three years ended December 31, 2014
99.2	Operating and Financial Review and Prospects
99.3	Consent of Brightman Almagor Zohar & Co.
99.4	Table of advisors relied upon in the consolidated financial statements for the years ended December 31, 2014, 2013 and 2012
99.5	Consent of Colliers International
99.6	Consent of Cushman & Wakefield
99.7	Consent of Financial Immunities Ltd.
99.8	Consent of Financial Immunities Dealing Room Ltd.
99.9	Consent of Financial Immunities Dealing Room Ltd.
99.10	Consent of Giza Zinger Even
99.11	Consent of Cushman & Wakefield
99.12	Consent of Jones Lang LaSalle Kft
99.13	Consent of Giza Zinger Even
99.14	Consent of Giza Zinger Even
99.15	Consent of Giza Zinger Even
99.16	Consent of Giza Zinger Even
99.17	Consent of Giza Zinger Even
99.18	Consent of De-Kalo Ben-Yehuda
99.19	Consent of Financial Immunities Dealing Room Ltd.
99.20	Consent of Greenberg Olpiner & co.
99.21	Consent of BDO Ziv Haft Consulting and Management Ltd.
99.22	Consent of Giza Zinger Even
99.23	Consent of Variance Financials
99.24	Consent of Financial Immunities Dealing Room Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELBIT IMAGING LTD.

By	/s/ Ron Hadassi
	Name:	Ron Hadassi
	Title:	Chairman of the Board of Directors

Date:  March 30, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements as of December 31, 2014 and 2013 and for each of the three years ended December 31, 2014
99.2	Operating and Financial Review and Prospects
99.3	Consent of Brightman Almagor Zohar & Co.
99.4	Table of advisors relied upon in the consolidated financial statements for the years ended December 31, 2014, 2013 and 2012
99.5	Consent of Colliers International
99.6	Consent of Cushman & Wakefield
99.7	Consent of Financial Immunities Ltd.
99.8	Consent of Financial Immunities Dealing Room Ltd.
99.9	Consent of Financial Immunities Dealing Room Ltd.
99.10	Consent of Giza Zinger Even
99.11	Consent of Cushman & Wakefield
99.12	Consent of Jones Lang LaSalle Kft
99.13	Consent of Giza Zinger Even
99.14	Consent of Giza Zinger Even
99.15	Consent of Giza Zinger Even
99.16	Consent of Giza Zinger Even
99.17	Consent of Giza Zinger Even
99.18	Consent of De-Kalo Ben-Yehuda
99.19	Consent of Financial Immunities Dealing Room Ltd.
99.20	Consent of Greenberg Olpiner & co.
99.21	Consent of BDO Ziv Haft Consulting and Management Ltd.
99.22	Consent of Giza Zinger Even
99.23	Consent of Variance Financials
99.24	Consent of Financial Immunities Dealing Room Ltd.